UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 27, 2021
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Recommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	AEY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition.
On December 27, 2021, ADDvantage Technologies Group, Inc. (NASDAQ: AEY), reported its financial results for the three- and 12-month periods ended September 30, 2021.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
The Company will host a conference call:

Date: Tuesday, December 28, 2021
Time: 10 a.m. Eastern
Toll-free Dial-in Number: 1-866-548-4713
International Dial-in Number: 1-323-794-2093
Conference ID: 2339953

The conference call will be available via webcast and can be accessed through the Investor Relations section of ADDvantage's website, www.addvantagetechnologies.com. Please allow extra time prior to the call to visit the site and download any necessary software to listen to the Internet broadcast.

A replay of the conference call will be available through January 11, 2022.

Toll-free Replay Number:      1-844-512-2921
International Replay Number: 1-412-317-6671
Replay Passcode:          2339953

An online archive of the webcast will be available on the Company's website for 30 days following the call.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:

Exhibit 99.1	Press release dated December 27, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: December 27, 2021

/s/ Michael A. Rutledge
Michael A. Rutledge
Chief Financial Officer